UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2015

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 702 1404

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02, Unregistered Sales of Equity Securities.

On February 6, 2015 Regen Biopharma, Inc. ( “Regen”) issued a $50,000 face value Convertible Promissory Note ( “Note”) dated January 28, 2015 to a Minnesota limited liability company (“Lender”) for consideration of $50,000. The Note becomes due and payable at the demand of the Lender at any time after January 28, 2016 and bears simple interest at 10% per annum payable quarterly at the demand of the Lender.

All or part of the principal and accrued but unpaid interest is convertible at any time at the demand of the Lender into the Common Shares of Regen at a price per share ( “Conversion Price”) equivalent to a 65% discount to the lowest Trading Price (as defined below) for the Common Shares during the thirty (30) Trading Day (as defined below) period ending on the latest complete Trading Day prior to the conversion date. “Trading Price” means the closing bid price on the Over-the-Counter Bulletin Board, or applicable trading market (the “OTCQB”) as reported by a reliable reporting service (“Reporting Service”) designated by the Lender (i.e. Bloomberg) or, if the OTCQB is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by Regen and the Lender. “Trading Day” shall mean any day on which the Common Shares are tradable for any period on the OTCQB, or on the principal securities exchange or other securities market on which the Common Shares are then being traded. “Trading Volume” shall mean the number of shares traded on such Trading Day as reported by such Reporting Service. The Conversion Price shall be equitably adjusted for stock splits, stock dividends, rights offerings, combinations, recapitalization, reclassifications, extraordinary distributions and similar events by Regen relating to the Lender’s securities. Principal and interest may be prepaid in part or in full by Regen on not less than three Trading Days prior written notice to the Lender.

Upon expiration of the six month holding specified in Rule 144(d) promulgated under the Securities Act of 1933, Regen , at the request of the Lender, shale remove sale restrictions on one sixth (1/6) of the shares that resulted from conversions made through the issuance of this Note , each month, for a period of six months, with all restrictions being removed by the Company by the expiration of the six month subsequent to expiration of the aforementioned Rule 144 holding period.

If the Lender converts principal into Common Stock of Regen on or prior to 180 days from the issuance of the Note the Lender shall receive one share of Preferred Series “A” Stock of the Company for each share of Common Stock received through conversion.

The Note was issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The Note was sold directly through our management. No commission or other consideration was paid in connection with the sale of the Note. There was no advertisement or general solicitation made in connection with this Offer and Sale of Notes. A legend was placed on the Note stating that the Note has not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Note.

The foregoing description of the Note s not complete and is qualified in its entirety by reference to the text of Form of the Note , which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated in this Item 3.02 by reference.

On February 6, 2015 Regen Biopharma, Inc. ( “Regen”) issued a $50,000 face value Convertible Promissory Note ( “Note”) dated January 29, 2015 to an individual (“Lender”) for consideration of $50,000. The Note becomes due and payable at the demand of the Lender at any time after January 29, 2016 and bears simple interest at 10% per annum payable quarterly at the demand of the Lender.

All or part of the principal and accrued but unpaid interest is convertible at any time at the demand of the Lender into the Common Shares of Regen at a price per share ( “Conversion Price”) equivalent to a 65% discount to the lowest Trading Price (as defined below) for the Common Shares during the thirty (30) Trading Day (as defined below) period ending on the latest complete Trading Day prior to the conversion date. “Trading Price” means the closing bid price on the Over-the-Counter Bulletin Board, or applicable trading market (the “OTCQB”) as reported by a reliable reporting service (“Reporting Service”) designated by the Lender (i.e. Bloomberg) or, if the OTCQB is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by Regen and the Lender. “Trading Day” shall mean any day on which the Common Shares are tradable for any period on the OTCQB, or on the principal securities exchange or other securities market on which the Common Shares are then being traded. “Trading Volume” shall mean the number of shares traded on such Trading Day as reported by such Reporting Service. The Conversion Price shall be equitably adjusted for stock splits, stock dividends, rights offerings, combinations, recapitalization, reclassifications, extraordinary distributions and similar events by Regen relating to the Lender’s securities. Principal and interest may be prepaid in part or in full by Regen on not less than three Trading Days prior written notice to the Lender.

Upon expiration of the six month holding specified in Rule 144(d) promulgated under the Securities Act of 1933, Regen , at the request of the Lender, shale remove sale restrictions on one sixth (1/6) of the shares that resulted from conversions made through the issuance of this Note , each month, for a period of six months, with all restrictions being removed by the Company by the expiration of the six month subsequent to expiration of the aforementioned Rule 144 holding period.

If the Lender converts principal into Common Stock of Regen on or prior to 180 days from the issuance of the Note the Lender shall receive one share of Preferred Series “A” Stock of the Company for each share of Common Stock received through conversion.

The Note was issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The Note was sold directly through our management. No commission or other consideration was paid in connection with the sale of the Note. There was no advertisement or general solicitation made in connection with this Offer and Sale of Notes. A legend was placed on the Note stating that the Note has not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Note.

The foregoing description of the Note s not complete and is qualified in its entirety by reference to the text of the Form of the Note , which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated in this Item 3.02 by reference.

On February 6, 2015 Regen Biopharma, Inc. (“Regen”) issued a $50,000 face value Convertible Promissory Note (“Note”) dated January 22, 2015 to Dunhill Ross Partners, Inc. (“Lender”) for consideration of $50,000. The Note becomes due and payable at the demand of the Lender at any time after January 22 , 2016 and bears simple interest at 10% per annum payable quarterly at the demand of the Lender.

All or part of the principal and accrued but unpaid interest is convertible at any time at the demand of the Lender into the Common Shares of Regen at a price per share ( “Conversion Price”) equivalent to a 65% discount to the lowest Trading Price (as defined below) for the Common Shares during the thirty (30) Trading Day (as defined below) period ending on the latest complete Trading Day prior to the conversion date. “Trading Price” means the closing bid price on the Over-the-Counter Bulletin Board, or applicable trading market (the “OTCQB”) as reported by a reliable reporting service (“Reporting Service”) designated by the Lender (i.e. Bloomberg) or, if the OTCQB is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by Regen and the Lender. “Trading Day” shall mean any day on which the Common Shares are tradable for any period on the OTCQB, or on the principal securities exchange or other securities market on which the Common Shares are then being traded. “Trading Volume” shall mean the number of shares traded on such Trading Day as reported by such Reporting Service. The Conversion Price shall be equitably adjusted for stock splits, stock dividends, rights offerings, combinations, recapitalization, reclassifications, extraordinary distributions and similar events by Regen relating to the Lender’s securities. Principal and interest may be prepaid in part or in full by Regen on not less than three Trading Days prior written notice to the Lender.

Upon expiration of the six month holding specified in Rule 144(d) promulgated under the Securities Act of 1933, Regen , at the request of the Lender, shale remove sale restrictions on one sixth (1/6) of the shares that resulted from conversions made through the issuance of this Note , each month, for a period of six months, with all restrictions being removed by the Company by the expiration of the six month subsequent to expiration of the aforementioned Rule 144 holding period.

If the Lender converts principal into Common Stock of Regen on or prior to 180 days from the issuance of the Note the Lender shall receive one share of Preferred Series “A” Stock of the Company for each share of Common Stock received through conversion.

The Note was issued pursuant to Section 4(a) (2) of the Securities Act of 1933, as amended (the “Act”). No underwriters were retained to serve as placement agents for the sale. The Note was sold directly through our management. No commission or other consideration was paid in connection with the sale of the Note. There was no advertisement or general solicitation made in connection with this Offer and Sale of Notes. A legend was placed on the Note stating that the Note has not been registered under the Act and setting forth or referring to the restrictions on transferability and sale of the Note.

The foregoing description of the Note s not complete and is qualified in its entirety by reference to the text of the Note , which is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated in this Item 3.02 by reference.

Item 9.01 Exhibits.

Exhibit No.	Description of Exhibit
10.1	Form of Note issued to LLC
10.2	Form of Note issued to Individual investor
10.3	Form of Note issued to Dunhill Ross

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regen Biopharma, Inc.

Dated: February 6, 2015	By: /s/ David Koos
David Koos
Chief Executive Officer